NEWS RELEASE
EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda
Contacts
Media: Dawn Lauer

Investors: Matt Rohrmann
Chief Communications Officer

Head of Investor Relations
Everest Global Services, Inc.

Everest Global Services, Inc.
908.300.7670

908.604.7343

Everest Re Group Reports Third Quarter 2022 Results
Gross Written Premiums Up 6.3%¹ led by Consistent Double-Digit Growth in the Insurance Segment
Underwriting Discipline Drove Strong Attritional Combined Ratio of 87.6%
Consistent Execution of Diversification Strategy Mitigated Losses

During Active Catastrophe Quarter

HAMILTON,

Bermuda

--

(BUSINESS

WIRE)

–

October

26,

2022

–

Everest Re

Group, Ltd. (“Everest” or

the
“Group”)

today reported its third quarter 2022 results.
Third Quarter 2022 Highlights
● Net Operating Loss of $205 million, and Net Loss of $319 Million driven by an active catastrophe quarter and volatile

market conditions.

YTD 2022

Net Operating

Income of

$587 million,

Net Income

of $101
million, and Underwriting income of $109 million
● $3.7 billion in gross written premium (“GWP”) with year over year growth of 6.3% in constant dollars for the Group, 13.1% in constant dollars for Insurance, and 3.4% in constant dollars for Reinsurance

●
Combined

ratios

of

112.0%

for

the

Group,

115.0%

for

Reinsurance and

103.5%

for

Insurance elevated
due to catastrophe losses in the quarter as previously announced

●
Strong

attritional

combined

ratios

of

87.6%

for

the

Group,

86.8%

for

Reinsurance

and

89.8%

for
Insurance, which is a new record for that segment

●
Pre-tax

underwriting

loss

of

$367

million

including

$730

million

of

pre-tax

catastrophe

losses

net

of
estimated

recoveries

and

reinstatement

premiums

as

previously

announced.

The

losses

were

primarily
from

Hurricane

Ian

and

other

events

including

European

Hailstorms,

Hurricane

Fiona

and

Typhoon
Nanmadol
●
Net

investment

income

of

$151

million,

driven

by

stronger

fixed

income

returns

as

new

money

yields
continue to improve partially offset by volatile equity markets and the lag in private equity reporting
¹In constant dollars

Everest Re Group President & CEO Juan C. Andrade commented on the

Company’s results:
“The

third

quarter’s

heightened

risk

environment,

including

global

catastrophe

events

and

continued

global
economic

uncertainty

further

underscored

the

strength

of

Everest’s

business

and

commitment

to

support

our
customers with solutions

vital to navigating this

turbulent period in

history.

Everest’s diversification

strategy and
underwriting

discipline were

key

to

mitigating our

exposure to

one

of

the

industry’s

largest

hurricane losses

in
U.S. history.

With our

well-defined strategy,

we’re poised to

take advantage of

the hardening market, focused

on
segments with the best risk adjusted returns.

Despite

the

challenging

macroeconomic

environment, both

underwriting

businesses

delivered

sub-90

attritional
combined

ratios

and

we

continue

to

make

an

underwriting,

operating,

and

net

income

profit

on

a

year-to-date
basis.

We

continued

to

grow

and

diversify

across

geographies,

businesses

and

product

lines

with

top

talent
leading our platform.

We

are focused on executing our strategic plan as we continue to build the company for the long-term.”
Summary of Third Quarter 2022 Net Income and Other Items

●
Net

loss

of

$319

million,

equal

to

$(8.22)

per

diluted

share

versus

third

quarter

2021

net

loss

of

$73
million, equal to $(1.88) per diluted share
●
Net

operating

loss

of

$205

million,

equal

to

$(5.28)

per

diluted

share

versus

third

quarter

2021

net
operating loss of $53 million, equal to $(1.34) per diluted share
● GAAP combined ratio of 112.0% including 27.4 points of catastrophe losses versus the third quarter 2021 figures of 112.2% including 26.2 points of catastrophe losses
●
Strong operating cashflow for the quarter of $1.1 billion which is flat versus the third quarter 2021

The following table summarizes the Company’s net income and related financial metrics.

Net income and operating income Q3 Year to Date Q3 Year to Date
All values in USD millions except for per share

amounts and percentages
2022 2022 2021 2021
Everest Re Group
Net income (319) 101 (73) 948
Net operating income (loss) (205) 587 (53) 795
Net income (loss) per diluted common share (8.22) 2.57 (1.88) 23.72
Net operating income (loss) per diluted common share (5.28) 14.91 (1.34) 19.87
Net income (loss) annualized return on average equity -12.9% 1.4% -3.0% 13.6%
Net operating income (loss) annualized return on average equity -8.3% 8.0% -2.2% 11.4%
Notes
1/ Refer to the reconciliation of net income to net operating income found on page 7 of this press release
Shareholders' Equity and Book Value

per Share
Q3 Year to Date Q3 Year to Date
All values in USD millions except for per share

amounts and percentages
2022 2022
2021 2021
Beginning shareholders' equity 8,853 10,139
10,417 9,726
Net income (loss) (319) 101
(73) 948
Change- unrealized gains (losses) - Fixed inc. investments (671) (2,199)
(101) (308)
Dividends to shareholders (65) (191)
(61) (186)
Purchase of treasury shares
(58.0)
(60)
(160) (200)
Other (91) (141)
(43) (2)
Ending shareholders' equity 7,649 7,649
9,979 9,979
Common shares outstanding
39.2 39.4
Book value per common share outstanding
195.27 253.40
Less: Unrealized on fixed inc. investments ("URAD")
(50.02) 10.57
Book value excl. URAD per common share outstanding
245.29 242.83
Change in BVPS adjusted for dividends
-22.5%
Total Shareholder Return ("TSR")

- Annualized
-1.0%
Common share dividends paid - last 12 months
6.40 6.20

The following information summarizes the Company’s underwriting results, on a consolidated basis and by segment – Reinsurance and Insurance, with selected commentary on results by segment.
Underwriting information - Everest Re Group Q3 Year to Date Q3 Year to Date
All values in USD millions except for percentages 2022 2022 2021 2021
Gross written premium 3,680 10,313 3,498 9,619
Net written premium 3,323 9,156 3,026 8,389
Loss ratio 85.5% 71.7% 85.6% 73.3%
Commission and brokerage ratio 20.9% 21.4% 21.2% 21.2%
Other underwriting expenses 5.5% 5.7% 5.3% 5.6%
Combined ratio 112.0% 98.8% 112.2% 100.1%
Attritional combined ratio 87.6% 87.4% 87.9% 87.6%
Pre-tax net catastrophe losses 730 930 635 940
Pre-tax net covid losses

-

-

-

-

Pre-tax net Russian / Ukraine War

losses

-

45

-

-

Pre-tax net prior year reserve development

-

(2) (2) (6)
Notes
1/ Attritional combined ratio excludes catastrophe losses, reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the Russian/Ukraine war.
2/Pre-tax net catastrophe losses are net of reinsurance and reinstatement premiums
Reinsurance Segment – Quarterly Highlights
●
Gross written premiums of $2.6

billion for the quarter versus $2.5

billion a year ago. The quarter
includes $110 million of reinstatement premiums (vs

$60 million a year ago). Growth was driven
by casualty lines

and continued

international expansion

offset by

targeted reductions

in property
and headwinds from the strong dollar
●
Pre-tax

catastrophe

losses

of

$620

million

net

of

estimated

recoveries

and

reinstatement
premiums, primarily driven by Hurricane Ian (compared with $555 million a year ago)

●
Improved

risk-adjusted

profitability

of

the

portfolio

driven

by

targeted

underwriting

actions,
resulting in a 110

-basis point improvement in the attritional

loss ratio for the quarter vs.

the prior
year (59.1% vs. 60.2%) and an attritional combined ratio of 86.8% (vs 87.1% a year ago)
● Continued expense discipline resulting in an operating expense ratio for the quarter of 2.4%, in line with a year ago

Underwriting information - Reinsurance segment
Q3
Year to Date
Q3
Year to Date
All values in USD millions except for percentages
2022 2022 2021 2021
Gross written premium 2,551 6,938 2,488 6,696
Net written premium 2,460 6,664 2,293 6,266
Loss ratio 88.7% 72.8% 89.4% 74.1%
Commission and brokerage ratio 23.9% 24.5% 23.8% 23.8%
Other underwriting expenses 2.4% 2.4% 2.3% 2.5%
Combined ratio 115.0% 99.8% 115.5% 100.5%
Attritional combined ratio 86.8% 86.3% 87.1% 86.3%
Pre-tax net catastrophe losses 620 810 555 803
Pre-tax net covid losses

-

-

-

-

Pre-tax net Russian / Ukraine War

losses

-

45

-

-

Pre-tax net prior year reserve development

-

(2) (2) (5)
Notes
1/ Attritional combined ratio excludes catastrophe losses,

reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the
Russian/Ukraine war.
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums
Insurance Segment – Quarterly Highlights
●
Gross

written

premiums

of

$1.1

billion,

a

13.1%

increase

year

over

year

in

constant

currency
(11.9% increase when adjusting for FX), driven by balanced and strong diversified growth across most lines of business and geographies.

● The attritional combined ratio of 89.8%, a 50-basis point improvement compared to 90.3% in 3Q
2021, is the best in the segment’s history
● Rate and exposure increases continue to exceed loss trend.

Underwriting information - Insurance segment
Q3 Year to Date Q3 Year to Date
All values in USD millions except for percentages 2022 2022 2021 2021
Gross written premium 1,129 3,376 1,009 2,924
Net written premium 862 2,492 733 2,123
Loss ratio 76.8% 68.4% 74.7% 70.8%
Commission and brokerage ratio 12.7% 12.7% 13.7% 13.4%
Other underwriting expenses 14.0% 14.8% 14.1% 14.5%
Combined ratio 103.5% 95.9% 102.5% 98.7%
Attritional combined ratio 89.8% 90.3% 90.3% 91.5%
Pre-tax net catastrophe losses 110 120 80 138
Pre-tax net covid losses

-

-

-

-

Pre-tax net Russian / Ukraine War

losses

-

-

-

-

Pre-tax net prior year reserve development

-

1

-

(1)
Notes
1/ Attritional combined ratio excludes catastrophe losses,

reinstatement premiums, prior year development, Covid-19 losses,

CECL, and losses from the
Russian/Ukraine war.
2/Pre-tax net catastrophe losses are net of reinsurance and

reinstatement premiums
Investments and Shareholders’ Equity at September 30, 2022

● Total invested assets and cash of $28.5 billion versus the year end 2021 value of $29.7 billion
● $58 million of share repurchases in 3Q 2022 at an average price of $251.98 per share
●
Repurchased

$6.2

million

par

amount

of

Long-Term

Subordinated

Notes

due

2067

for

$5.1
million plus accrued interest
●
Shareholders’

equity

of

$7.6

billion

vs.

$10.1

billion

at

year

end

2021,

largely

driven

by

$2.2
billion of unrealized net losses on fixed maturity investments
● Book value per diluted share of $195.27 vs. $258.21 at year end 2021
●
Book value

per diluted

share

excluding unrealized

gains (losses)

on

fixed

maturity investments
of $245.29 vs. $252.12 at year end 2021
● Common share dividends declared and paid in the quarter of $1.65 per share equal to $65 million
This news release

contains forward

-looking statements within

the meaning of

the U.S. federal

securities
laws.

We

intend

these

forward-looking

statements

to

be

covered

by

the

safe

harbor

provisions

for
forward-looking

statements

in

the

U.S.

Federal

securities

laws.

These

statements

involve

risks

and
uncertainties

that

could

cause

actual

results

to

differ

materially

from

those

contained

in

forward-
looking statements made

on behalf of

the Company.

These risks

and uncertainties

include the impact

of
general

economic

conditions

and

conditions

affecting

the

insurance

and

reinsurance

industry,

the
adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property

and

casualty

insurance

and

reinsurance,

competition,

investment

market

and

investment
income

fluctuations,

trends

in

insured

and

paid

losses,

catastrophes,

pandemic,

regulatory

and

legal
uncertainties

and

other

factors

described

in

our

latest

Annual

Report

on

Form

10-K.

The

Company
undertakes

no

obligation

to

publicly

update

or

revise

any

forward-looking

statements,

whether

as

a
result of new information, future events or otherwise.
About Everest Re Group, Ltd.
Everest Re Group, Ltd. (“Everest”)

is a leading global

provider of reinsurance and insurance,

operating
for close

to 50

years through

subsidiaries in

the U.S.,

Europe, Singapore,

Canada, Bermuda,

and other
territories.
Everest offers

property,

casualty,

and specialty products

through its

various operating affiliates

located
in key markets around the world.
Everest common stock (NYSE:RE) is a component of the S&P 500 index.
Additional

information

about

Everest,

our

people,

and

our

products

can

be

found

on

our

website

at
www.everestre.com . All issuing companies may not do business in all jurisdictions.
A conference call discussing

the results will be held at 8:00 a.m. Eastern Time on October 27, 2022.

The
call will

be available

on the

Internet

through

the Company’s

web site

at everestre.com/investors.
Recipients are encouraged

to visit the Company’s web

site to view supplemental financial information

on
the

Company’s

results.

The

supplemental

information

is

located

at
www.everestre.com

in

the
“Investors/Financials/Quarterly

Results” section

of

the

website.

The

supplemental financial information
may also

be obtained

by contacting

the Company

directly.

_______________________________________________
The

Company

generally

uses

after-tax

operating

income

(loss),

a

non-GAAP

financial

measure,

to
evaluate

its

performance.

After-tax

operating

income

(loss)

consists

of

net

income

(loss)

excluding
after-tax net

gains (losses)

on investments

and after-tax

net foreign

exchange income

(expense) as

the
following reconciliation displays:
Three Months Ended September 30, Nine Months Ended September 30,
(Dollars in millions, except per share amounts)
2022 2021 2022 2021
(unaudited) (unaudited)
Per Diluted Per Diluted Per Diluted Per Diluted
Amount Share Amount Share Amount Share Amount Share
Net income (loss) $(319) $(8.22) $(73) $(1.88) $101 $2.57 $948 $23.72
After-tax net gains (losses) on investments $(102) $(2.63) $(3) $(0.07) $(415) $(10.53) $111 $2.78
After-tax net foreign exchange income (expense) $(12) $(0.31) $(18) $(0.47) $(71) $(1.80) $43 $1.06
After-tax operating income (loss) $(205) $(5.28) $(53) $(1.34) $587 $14.91 $795 $19.87
(Some amounts may not reconcile due to rounding.)

Although net

gains

(losses) on

investments

and

net

foreign exchange

income

(expense) are

an integral
part of

the Company’s

insurance operations,

the determination

of net

gains (losses)

on investments

and
foreign

exchange

income

(expense)

is

independent

of

the

insurance

underwriting

process.

The
Company believes

that the

level of

net gains

(losses) on

investments and

net foreign

exchange income
(expense) for any particular period is not indicative of the performance of the underlying business in that particular period.

Providing only

a GAAP

presentation of

net income

(loss) makes

it more

difficult

for
users of the

financial information

to evaluate the

Company’s

success or failure

in its

basic business

and
may

lead

to

incorrect

or

misleading

assumptions

and

conclusions.

The

Company

understands that

the
equity analysts who

follow the Company

focus on after-tax operating

income (loss) in

their analyses for
the

reasons

discussed

above.

The

Company

provides

after-tax

operating

income

(loss)

to

investors

so
that they

have what

management believes

to be

a

useful supplement

to GAAP

information concerning
the Company’s performance.

--Financial

Details

Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS

OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
Three Months Ended

Nine Months Ended

September 30, September 30,
(Dollars in millions, except per share amounts)
2022 2021 2022 2021
(unaudited) (unaudited)
REVENUES:
Premiums earned

$3,067 $2,656 $8,775 $7,603
Net investment income 151 293 620 960
Net gains (losses) on investments:
Credit allowances on fixed maturity securities (5) (7) (18) (30)
Gains (losses) from fair value adjustments (136) (5) (462) 128
Net realized gains (losses) from dispositions 12 8 (39) 41
Total net gains (losses) on investments (129) (4) (519) 139
Other income (expense) (16) (20) (71) 44
Total revenues 3,073 2,925 8,805 8,746
CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses

2,623 2,274 6,289 5,572
Commission, brokerage, taxes and fees 641 564 1,877 1,611
Other underwriting expenses

169 141 500 424
Corporate expenses 16 18 45 46
Interest, fees and bond issue cost amortization expense 25 16 74 47
Total claims and expenses 3,474 3,013 8,785 7,700
INCOME (LOSS) BEFORE TAXES (401) (88) 20 1,046
Income tax expense (benefit) (82) (14) (81) 97
NET INCOME (LOSS) $(319) $(73) $101 $948
Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)")

on securities arising
during the period
(712) (100) (2,260) (304)
Reclassification adjustment for realized losses (gains) included in net
income (loss)
41 (1) 61 (3)
Total URA(D) on securities arising during the period (671) (101) (2,199) (308)
Foreign currency translation adjustments (101) (54) (163) (29)
Reclassification adjustment for amortization of net (gain)

loss included in
net income (loss)
1 2 2 6
Total benefit plan net gain (loss) for the period 1 2 2 6
Total other comprehensive income (loss), net of tax (771) (153) (2,360) (331)
COMPREHENSIVE INCOME (LOSS) $(1,090) $(227) $(2,259) $617
EARNINGS PER COMMON SHARE:
Basic $(8.22) $(1.88) $2.57 $23.74
Diluted (8.22) (1.88) 2.57 23.72

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS
September 30,
December 31,
(Dollars and share amounts in millions, except par value per share)
2022

2021

(unaudited)
ASSETS:
Fixed maturities - available for sale, at fair value $21,009 $22,308
(amortized cost: 2022, $23,204; 2021, $22,064, credit allowances:

2022, ($38); 2021, ($30))
Fixed maturities - held to maturity,

at amortized cost, net of credit allowances

(fair value: 2022, $817, credit allowances: 2022, ($9)) 837 -
Equity securities, at fair value 1,301 1,826
Short-term investments (cost: 2022, $611; 2021,

$1,178)
611 1,178
Other invested assets 3,079 2,920
Cash 1,679 1,441
Total investments and cash 28,516 29,673
Accrued investment income 200 149
Premiums receivable 3,452 3,294
Reinsurance recoverables 2,240 2,053
Funds held by reinsureds 893 869
Deferred acquisition costs 867 872
Prepaid reinsurance premiums 556 515
Income tax asset, net 544 2
Other assets 876 757
TOTAL ASSETS $38,144 $38,185
LIABILITIES:
Reserve for losses and loss adjustment expenses 21,222 19,009
Future policy benefit reserve 34 36
Unearned premium reserve 4,795 4,610
Funds held under reinsurance treaties 18 18
Other net payable to reinsurers 511 450
Losses in course of payment 110 261
Senior notes 2,347 2,346
Long term notes 218 224
Borrowings from FHLB 519 519
Accrued interest on debt and borrowings 39 17
Unsettled securities payable 134 17
Other liabilities 548 540
Total liabilities 30,495 28,046
SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50.0 shares authorized;
no shares issued and outstanding - -
Common shares, par value: $0.01; 200.0 shares authorized; (2022)

69.9
and (2021) 69.8 outstanding before treasury shares 1 1
Additional paid-in capital 2,293 2,274
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of ($269) at 2022 and $27 at 2021 (2,348) 12
Treasury shares, at cost; 30.8 (2022) and 30.5

shares (2021)
(3,907) (3,847)
Retained earnings 11,610 11,700
Total shareholders' equity

7,649 10,139
TOTAL LIABILITIES AND

SHAREHOLDERS' EQUITY
$38,144 $38,185

EVEREST RE GROUP,

LTD.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

Nine Months Ended

September 30,
(Dollars in millions)
2022 2021
(unaudited)
CASH FLOWS FROM OPERATING

ACTIVITIES:
Net income (loss) $101 $948
Adjustments to reconcile net income to net cash provided by

operating activities:
Decrease (increase) in premiums receivable (405) (737)
Decrease (increase) in funds held by reinsureds, net (35) (93)
Decrease (increase) in reinsurance recoverables (662) (231)
Decrease (increase) in income taxes (249) 57
Decrease (increase) in prepaid reinsurance premiums (194) (147)
Increase (decrease) in reserve for losses and loss adjustment expenses
3,117 2,560
Increase (decrease) in future policy benefit reserve (2) (1)
Increase (decrease) in unearned premiums 435 928
Increase (decrease) in other net payable to reinsurers 242 199
Increase (decrease) in losses in course of payment (150) 24
Change in equity adjustments in limited partnerships (126) (543)
Distribution of limited partnership income 139 106
Change in other assets and liabilities, net (134) (230)
Non-cash compensation expense

35 33
Amortization of bond premium (accrual of bond discount) 49 57
Net (gains) losses on investments 519 (139)
Net cash provided by (used in) operating activities 2,680 2,791
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called/repaid - available for sale
2,171 2,757
Proceeds from fixed maturities matured/called/repaid - held to maturity 18 -
Proceeds from fixed maturities sold - available for sale 1,177 883
Proceeds from equity securities sold, at fair value 1,030 579
Distributions from other invested assets 244 217
Cost of fixed maturities acquired - available for sale (5,958) (5,671)
Cost of fixed maturities acquired - held to maturity (133) -
Cost of equity securities acquired, at fair value (960) (508)
Cost of other invested assets acquired (455) (604)
Net change in short-term investments 568 423
Net change in unsettled securities transactions 102 (177)
Net cash provided by (used in) investing activities (2,196) (2,102)
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued (redeemed) during the period for share-based compensation, net of expense
(16) (12)
Purchase of treasury shares (60) (200)
Dividends paid to shareholders (191) (186)
Cost of debt repurchase (6) -
Cost of shares withheld on settlements of share-based compensation awards
(19) (15)
Net cash provided by (used in) financing activities (292) (413)
EFFECT OF EXCHANGE RATE

CHANGES ON CASH
46 (9)
Net increase (decrease) in cash 238 267
Cash, beginning of period 1,441 802
Cash, end of period $1,679 $1,068
SUPPLEMENTAL CASH FLOW

INFORMATION:
Income taxes paid (recovered) $167 $40
Interest paid

51 33
NON-CASH TRANSACTIONS:
Reclassification of specific investments from fixed maturity securities,

available for sale

at fair value to fixed maturity securities, held to maturity at amortized cost net of credit allowances
$783 $-